UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

November 27, 2022

Date of Report (Date of earliest event reported)

CONNEXA SPORTS TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	1-41423	61-1789640
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2709 N. Rolling Road, Suite 138

Windsor Mill, MD

21244

(Address of principal executive offices, including Zip Code)

(443) 407-7564

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CNXA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 27, 2022, Connexa Sports Technologies Inc. (the “Company”) entered into a share purchase agreement (the “Agreement”) with PlaySight Interactive Ltd. (“PlaySight”), Chen Shachar and Evgeni Khazanov (together, the “Buyer”) pursuant to which the Buyer purchased 100% of the issued and outstanding shares of PlaySight from the Company in exchange for (1) releasing the Company from all of PlaySight’s obligations towards its vendors, employees, tax authorities and any other (past, current and future) creditors of PlaySight; (2) waiver by the Buyer of 100% of the personal consideration owed to them under their employment agreements in the total amount of U.S. $600,000 (which would have been increased in December 2022 to U.S. $800,000); and (3) cash consideration of U.S. $2 million to be paid to the Company as follows:

(i)	a promissory note in the amount of U.S. $2 million issued and delivered to the Company (the “Promissory Note”).

(ii)	The maturity due date of the Promissory Note is December 31, 2023 subject to a one year extension in the discretion of the Buyer until December 31, 2024.

(iii)	The Promissory Note can be partially paid over the time, but in the event it is not paid in full by December 31, 2024, then the remaining amount due (i.e. U.S. $2 million less any amount paid), will be converted into ordinary shares of PlaySight (the “Deposited Shares”), which will be deposited with the escrow company of Altshuler Shaham Trust Ltd. (the “Escrow Agent”) for the benefit of the Company or, at the election of the Company, issued in the form of a stock certificate or recorded in some other market-standard format to be held by the Escrow Agent.

(iv)	The number of the Deposited Shares shall be determined according to the post-money valuation of the last investment round of the Company, and in the absence of such investment round, the total number of the Deposited Shares shall be $2 million divided by the Company’s valuation to be determined at that time by a third party appraiser, to be nominated by both the Company and the Buyer (the “Appraiser”). The Company and the Buyer have agreed that the identity of the Appraiser shall be Murray Devine Valuation Advisers, to the extent their cost of the appraisal shall not be higher than the cost of other appraisers from the big 4 accounting firms (i.e. E&Y, KPMG, PWC and Deloitte). The Company and the Buyer have agreed to split the cost of the Appraiser.

The Company has also released PlaySight from all of its obligations (except for those created by the Agreement) in respect of the Company, including any inter-company debts on the books, and the Buyer has released the Company from all of its obligations (except for those created by the Agreement) in respect of PlaySight and the Buyer.

The Company and the Buyer have also agreed to use their best efforts to enter into a non-exclusive binding agreement within three (3) months from the date of the Agreement that permits the Company to receive individual and match analytics for racquet sports (including, but not limited to, tennis, padel and pickle ball) without any upfront cost to the Company and based on revenues to be received from the Company’s customers and users of the analytics. For the avoidance of doubt, the specific terms of such cooperation shall be determined by the Buyer and the Company within the final cooperation agreement, and if it would require PlaySight for the exclusive purpose of such cooperation to develop any additional and new features, which do not exist in the current system of PlaySight, then such R&D costs shall be solely covered by the Company. Any future features that will be developed within PlaySight’s ordinary course of business, and not exclusively for the purpose of the cooperation agreement, shall not be covered by Company.

The reason for the entry into the Agreement and the transactions contemplated thereby is to eliminate the need for the Company to provide further financing for PlaySight’s operations. The obligations that the Company assumed in connection with the merger agreement dated October 6, 2021, as amended by the addendum to and amendment to agreement for the merger dated February 16, 2022 remain in full force and effect in accordance with their terms and are not affected by the sale of PlaySight to the Buyer.

The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement and the Promissory Note, copies of which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information reported in Item 1.01 is incorporated by reference into this Item 2.01.

On November 27, 2022, the Company sold 100% of its right, title and interest in, to and under PlaySight to the Buyer.

The foregoing description of the sale of PlaySight is qualified in its entirety by reference to the Agreement and Promissory Note, copies of which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and incorporated herein by reference.

Item 9.01.	Financial Statement and Exhibits.

(b) Pro Forma Financial Statements

Pro forma financial statements will be filed within 71 days of the filing of the Company’s original Form 8-K reporting the disposition of PlaySight.

(d) Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Share Purchase Agreement dated November 27, 2022 by and among Connexa Sports Technologies Inc., PlaySight Interactive Ltd. and Chen Shachar and Evgeni Khazanov (incorporated by reference to Exhibit 10.1 of the Company’s Form 8-K filed December 1, 2022)
10.2	Promissory Note dated November 27, 2022 by and among Connexa Sports Technologies Inc., PlaySight Interactive Ltd. and Chen Shachar and Evgeni Khazanov (incorporated by reference to Exhibit 10.2 of the Company’s Form 8-K filed December 1, 2022)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

1

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNEXA SPORTS TECHNOLOGIES inc.
a Delaware corporation

Dated: December 5, 2022	By:	/s/ Mike Ballardie
Chief Executive Officer

2